UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 27, 2004


                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        000-19480              58-1651222
(State or other jurisdiction of     (Commission File No.)     (IRS Employer
         incorporation)                                   Identification No.)


         2840 Mt. Wilkinson Parkway, Atlanta, Georgia           30339
          (Address of principal executive offices)            (Zip Code)


                                 (770) 444-5300
              (Registrant's telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

        On May 27, 2004, Per-Se Technologies, Inc. issued a press release announcing its results of operations for the quarterly period ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The information in this report, including the exhibit hereto, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    May 27, 2004


                            PER-SE TECHNOLOGIES, INC.



                            By: /s/ CHRIS E. PERKINS
                                -------------------------------
                                Chris E. Perkins
                                Executive Vice President
                                and Chief Financial Officer

                                  EXHIBIT INDEX

            Exhibit
              No.                       Description
              ---                       -----------

             99.1 Press Release dated May 27, 2004, announcing results of operations for the quarterly period ended March 31, 2004.